UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 16, 2023

GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas New York, New York	10020 (ZIP Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 389-1500

Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	GHL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On August 16, 2023, Greenhill & Co., Inc. (“Greenhill”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”), dated as of May 22, 2023, by and among Greenhill, Mizuho Americas LLC (“Mizuho Americas”) and Blanc Merger Sub, Inc. (“ Merger Sub”), which provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will merge with and into Greenhill (the “Merger”), with Greenhill continuing as the surviving corporation in the merger and as a wholly owned subsidiary of Mizuho Americas.

As of July 10, 2023, the record date for the Special Meeting, there were 18,802,594 shares of common stock, par value $0.01 per share, of Greenhill (“Greenhill common stock”) outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 13,736,724 shares of Greenhill common stock, representing approximately 73.05% of the voting power of the issued and outstanding shares of Greenhill common stock, were present in person or by proxy and entitled to vote at the Special Meeting, constituting a quorum to conduct business.

 At the Special Meeting, the following proposals were considered:

1.	a proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”);

2.
a proposal to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to Greenhill’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and

3.
a proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting or to ensure that any supplement or amendment to the proxy statement is timely provided to holders of Greenhill common stock (the “Adjournment Proposal”).

At the Special Meeting, the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal were approved by the requisite vote of Greenhill’s stockholders. The final voting results for each proposal are described below. For more information on each of these proposals, please see the definitive proxy statement filed by Greenhill with the U.S. Securities and Exchange Commission on July 13, 2023.

1.	Merger Agreement Proposal:

For	Against	Abstain	Broker Non-Votes

13,681,254	55,322	148	0

2.	Compensation Proposal:

For	Against	Abstain	Broker Non-Votes

11,753,609	1,201,749	781,366	0

3.	Adjournment Proposal:

For	Against	Abstain	Broker Non-Votes

13,520,043	214,366	2,315	0

Completion of the Merger is subject to the receipt of required regulatory approvals and other customary closing conditions.

***

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Words or phrases such as “believe,” “estimate,” “expect,” “anticipate,” “plan,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions, or the negatives of those words or phrases, may identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed acquisition (the “Proposed Transaction”) of Greenhill by Mizuho Americas, including future financial and operating results, Greenhill’s or Mizuho Americas’ plans, objectives, expectations and intentions, the expected timing of completion of the Proposed Transaction and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in Greenhill’s reports filed with the SEC and those identified elsewhere in this Current Report, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of Greenhill or Mizuho Americas to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Greenhill or Mizuho Americas; the possibility that the Proposed Transaction does not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Greenhill or Mizuho Americas or the expected benefits of the Proposed Transaction); the risk that the benefits from the Proposed Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic, political and market conditions, interest and exchange rates, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Greenhill and Mizuho Americas operate; the ability to promptly and effectively integrate the businesses of Greenhill with those of Mizuho Americas; the possibility that the Proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Greenhill’s or Mizuho Americas’ clients, employees or other business partners, including those resulting from the announcement or completion of the Proposed Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on Greenhill’s or Mizuho Americas’ businesses, the ability to complete the Proposed Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause Greenhill’s or Mizuho Americas’ actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including factors that may be unknown or unpredictable, also could harm Greenhill’s or Mizuho Americas’ results.

All forward-looking statements attributable to Greenhill or Mizuho Americas, or persons acting on Greenhill’s or Mizuho Americas’ behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Greenhill and Mizuho Americas do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Greenhill or Mizuho Americas update one or more forward-looking statements, no inference should be drawn that Greenhill or Mizuho Americas will make additional updates with respect to those or other forward-looking statements. Further information regarding Greenhill and factors which could affect the forward-looking statements contained herein can be found in Greenhill’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC. Further information regarding factors that could affect Mizuho Americas’ results is included in a number of publicly available documents published by Mizuho Americas. These include Mizuho Americas’ annual securities report, Integrated Report, and “Item 3.D. Key Information-Risk Factors” in Mizuho Americas’ most recent Form 20-F filed with the SEC, which is available in the Financial Information section of Mizuho Americas’ web page at www.mizuhogroup.com and also at the SEC’s web site at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: August 17, 2023	By:	/s/ Mark R. Lasky
Name: Mark R. Lasky
Title: Chief Financial Officer